EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this "Agreement") by and between METALLINE MINING COMPANY, a Nevada corporation (the "Corporation"), and ________________________________ (the "Subscriber ") is effective as of the date of the Corporation's acceptance of this Agreement as set forth below.

RECITALS:

Whereas, the Corporation desires to sell to the Subscriber, and the Subscriber desires to purchase from the Corporation, shares of the Corporation's common stock in accordance with the terms and conditions set forth herein:

Now, therefore, in consideration of the mutual covenants and agreements contained herein, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Subscription for Securities. The Subscriber hereby subscribes for ________ shares of common stock, par value $.01 per share, of the Corporation. For each share purchased pursuant to this Agreement, the purchaser will also receive a warrant to purchase one share of the Company's common stock at an exercise price of $1.25 per share (the "Warrants" and, together with the shares, the "Securities"), at a price of $0.80 per share for an aggregate purchase price of _____________________________ Dollars ($____________).

2. Acceptance of Subscription. This Agreement is not effective until the Corporation has received full payment of the aggregate purchase price and accepted this Agreement. This Agreement may be rejected in whole or in part at the sole discretion of the Corporation.

3. Representations and Warranties of the Subscriber. The Subscriber understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of Sections 4(2) and 4(6) of the Act and Regulation D promulgated under the Act, as well as other exemptions that may be available. The Subscriber understands that the Corporation will rely on the Subscriber's representations and warranties herein to secure said exemptions. Accordingly, the Subscriber represents and warrants to the Corporation as follows:

(a) The Subscriber is an "Accredited Investor" as defined under Rule 501(a) of the Securities Act by virtue of the fact that the Subscriber (check applicable boxes):

(i) [ ] is a director or executive officer of the Corporation;

(ii) [ ] is a natural person who has an individual net worth, or joint net worth with his or her spouse, at the time of the purchase exceeding $1,000,000. As used in this subparagraph, "net worth" means total tangible assets as currently valued less total liabilities;

(iii) [ ] is a natural person who had individual income in excess of $200,000 in each of the two most recent years or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(iv)  [ ] is an entity in which all of the equity owners are Accredited Investors;

(v) [ ] is a trust (1) not formed for the specific purpose of acquiring the Securities, (2) having total assets in excess of $5,000,000, and (3) whose purchase of the Securities is directed by a sophisticated person (as described in Rule 506(b)(2)(ii) under the Act);

(vi) [ ] is a bank, savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual capacity or as a fiduciary;

(vii) [ ] is a broker or dealer registered pursuant to the Securities Exchange Act of 1934, as amended;

(viii) [ ] is an insurance company, as defined in the Securities Act;

(ix) [ ] is an investment company registered under the Investment Company Act of 1940, as amended, or as a business development company as defined by that Act;

(x) [ ] is a Small Business Investment Company licensed by the United States Small Business Administration;

(xi) [ ] is a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions for the benefit of its employees, which has total assets in excess of $5 million;

(xii) [ ] is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if the investment decision is to be made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, an insurance company, or a registered investment advisor, or if the employee benefit plan has total assets in excess of $5 million;

(xiii) [ ] is a self-directed employee benefit plan with (1) a net worth in excess of $5 million, and (2) whose investment decisions are made by, and solely for the benefit of, persons that are accredited investors;

(xiv) [ ] is a private business development company, as defined in the Investment Advisors Act of 1940, as amended; or

(xv) [ ] is a tax-exempt organization (under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended), corporation, Massachusetts or similar business trust, or partnership (1) not formed for the specific purpose of acquiring the Securities and (ii) having total assets in excess of $5,000,000.

(b) The Corporation has made available to the Subscriber all documents that the Subscriber has requested, and the Subscriber has requested all documents and other information that the Subscriber has deemed necessary to consider, relating to this investment in the Corporation and the Corporation has provided answers to all questions concerning the offering and an investment in the Corporation.

(c) The Securities are being purchased for investment purposes only, for the Subscriber's own account, and not with a view to distribution or resale thereof in any manner within the meaning of the Securities Act. The Subscriber will not take or cause to be taken any action that will cause the Subscriber or the Corporation to be deemed an “underwriter” of the Securities as that term is defined in Section 2(11) of the Securities Act.

(d) The Subscriber understands that an investment in the Securities is highly speculative and subject to substantial risks. The Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Securities.

(e) The Subscriber is capable of bearing the risk of the loss of the entire investment in the Securities. The Subscriber has an adequate net worth and means of providing for current needs and contingencies notwithstanding the loss of an investment in the Securities.

(f) The Subscriber understands that the Securities are not and will not be registered under the Securities Act or any state securities laws and are being offered in reliance upon exemptions from registration thereunder. Accordingly, the Subscriber understands that the Securities may not be sold, distributed, assigned, offered, pledged or otherwise transferred unless they are subsequently registered under the Securities Act and under applicable state or foreign securities laws, or an exemption from such registration is available. The Subscriber understands that the Corporation is under no obligation to register the Securities or to assist the Subscriber in complying with any exemption from such registration. The Subscriber further understands that the Corporation is not registered as an investment corporation under the Investment Corporation Act of 1940, as amended ("Investment Corporation Act"), in reliance upon an exemption from such registration.

(g) The Subscriber consents to the placement of a legend on any certificates representing the Securities, which legend shall be in form substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (a) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES OR (b) THE ISSUER RECEIVES A SATISFACTORY OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES (CONCURRED IN BY LEGAL COUNSEL FOR THE ISSUER) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

(h) The Subscriber understands that no federal or state agency has passed upon the Securities or made any finding or determination as to the merits or fairness of this transaction.

(i) The Subscriber is a resident of the state indicated in Section 4 hereof and, if an individual, has reached the age of majority according to the laws of that state. If the Subscriber is a corporation, partnership, or other entity, the Subscriber and the individual representative of the Subscriber who is executing this Agreement each hereby represent and warrant that the purchase of the Securities pursuant to this Agreement has been duly authorized by all necessary corporate, partnership, or other action; that such individual is duly authorized to bind the Subscriber to this Agreement; and that the Subscriber was not organized for the purpose of investing in the Corporation.

(j) No representations or warranties have been made to Subscriber by the Corporation, or any officer, employee, agent or affiliate of any of them.

(k) These representations and warranties are true and accurate as of the date of this Agreement and shall be true and accurate as of the date of delivery of the subscription price, and shall survive such delivery. If in any respect, such representations and warranties shall not be true and accurate prior to the issuance of Securities to the Subscriber, the Subscriber shall give immediate written notice of such fact to the Corporation specifying which representations and warranties are not true and accurate and in what respects they are not accurate.

4. Indemnity. The Subscriber agrees to indemnify and hold harmless the Corporation and its affiliates from and against any and all loss, liability, claim, damage, cost or expense incurred (including, without limitation, any and all expenses whatsoever reasonably incurred in investigating, preparing for or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber herein or in any other document furnished by the Subscriber to the Corporation or any of its affiliates in connection with this transaction.

5. Notices. Any notices or other communications required or permitted hereby shall be sufficient if sent by registered or certified mail, postage prepaid, return receipt requested, to the following addresses:

Corporation:
Metalline Mining Company
1330 E. Margaret Ave.
Coeur d'Alene, Idaho 83815
ATTN: Merlin Bingham
Subscriber:
________________________
________________________
________________________

6. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their respective representatives, successors and permitted assigns. The Subscriber shall not transfer or assign this Agreement without the prior written consent of the Corporation, and any attempted assignment without such consent will be void.

7. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Idaho without regard to conflict of law principles and in accordance with the laws of the United States.

8. Attorneys' Fees and Costs. In any action at law or equity to enforce or interpret any of the provisions or rights under this Agreement, the prevailing party shall be entitled to costs, expenses and reasonable attorneys' fees incurred therein, including, without limitation, such costs, expenses and fees on any appeal.

9. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties hereto.

10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument (any one or more of which may be by facsimile).

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the ___day of _________, 2005.

SUBSCRIBER:

By: ______________________________

______________________________

__________________________________
Social Security or Federal I.D. Number

Address:   __________________________
__________________________
__________________________
__________________________

Payment Enclosed $ _________________

Accepted as to _______________ Shares

METALLINE MINING COMPANY

By: _______________________________
Merlin D. Bingham
President

Date: ______________________________